SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 25, 2000

                      Greenwich Capital Acceptance, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                          333-90547               06-1199884
---------------------------             -------------             ----------
State or Other Jurisdiction             (Commission           (I.R.S. Employer
   Of Incorporation)                     File Number)        Identification No.)



          600 Steamboat Road
        Greenwich, Connecticut                                       06830
        ----------------------                                      -------
    (Address of Principal Executive                                (Zip Code)
               Offices)


         Registrant's telephone number, including area code:  (203) 662-2700

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


         Item 5.  Other Events

         The Registrant registered issuances of Greenwich Capital Acceptance, Inc. on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-90547) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $464,637,631 in aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class T and Class A-R Certificates of its Resecuritization Mortgage Trust Certificates, Series 2000-A on February 28, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 25, 2000, as supplemented by the Prospectus Supplement dated February 25, 2000 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2000, between Greenwich Capital Acceptance, Inc., as depositor (the "Depositor"), and Bank One, National Association, as trustee. The "Certificates" consist of the following classes: of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class T and Class A-R. The Certificates represent ownership interest in assets of the trust that consists primarily of a three previously issued mortgage pass-through certificates representing senior ownership interests in pools of mortgage loans.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Trust Agreement, dated as of February 1, 2000, between Greenwich Capital Acceptance, Inc., as Depositor and Bank One, National Association, as Trustee.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Greenwich Capital Acceptance, Inc.



                                        By: /s/
                                           -------------------------------
                                           Name:  John Paul Graham
                                           Title:   Vice President

Dated:  March 6, 2000


                                 EXHIBIT INDEX

Exhibit No.                      Description                          Page No.
-----------                      -----------                          --------

4.1 Trust Agreement, dated as of February 1, 2000, between Greenwich Capital Acceptance, Inc., as Depositor and Bank One, National Association, as Trustee.